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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 20, 2007


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                      AMERICAN MORTGAGE ACCEPTANCE COMPANY
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


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                                  MASSACHUSETTS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


       0-23972                                           13-6972380
(COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NUMBER)


                     625 MADISON AVENUE, NEW YORK, NY 10022
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 317-5700

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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



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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           ---------------------------------------------

On March 20, 2007, American Mortgage Acceptance Company ("AMAC" or the "Company") (AMEX: AMC) released a press release announcing its financial results for the fourth quarter and year ended December 31, 2006. A copy of this press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

The information included in this Current Report, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to "Item 2.02. Disclosure of Results of Operations and Financial Condition" and not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended ("Securities Act") or the Exchange Act, or otherwise subject to the liabilities of that Section of Sections 11 and 12 (a) (2) of the Securities Act.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
           ------------------------------------------------------------------

(a).  Financial Statements
      --------------------

Not Applicable

(b).  Pro Forma Financial Information
      -------------------------------

Not Applicable

(c).  Exhibits
      --------

99.1 Press Release dated March 20, 2007, "American Mortgage Acceptance Company Reports Fourth Quarter and Year-End Financial Results For 2006".

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            American Mortgage Acceptance Company
                                            (Registrant)

                                            BY:  /s/ Robert L. Levy
                                                 ------------------
                                                 Robert L. Levy
                                                 Chief Financial Officer


March 20, 2007

AT THE COMPANY
--------------
Brenda Abuaf, Corporate Communications
(800) 831-4826


                      AMERICAN MORTGAGE ACCEPTANCE COMPANY
         REPORTS FOURTH QUARTER AND YEAR-END FINANCIAL RESULTS FOR 2006


NEW YORK, NY - MARCH 20, 2007 - American Mortgage Acceptance Company ("AMAC" or the "Company") (AMEX: AMC) today announced financial results for the fourth quarter and year ended December 31, 2006.

FINANCIAL RESULTS

The table below summarizes AMAC's revenues, Funds from Operations ("FFO") and net income for the three and twelve months ended December 31, 2006 and 2005. AMAC's FFO and net income for the three and twelve months ended December 31, 2006 were impacted by the change in the fair value of derivative instruments, net of certain associated costs. Therefore, the Company is reporting FFO and net income both excluding ("adjusted") and including these changes and costs.


                                           THREE MONTHS ENDED           TWELVE MONTHS ENDED
                                               DECEMBER 31,                 DECEMBER 31,
                                          ----------------------       ---------------------
(In thousands, except per share data)       2006          2005           2006         2005
                                          --------      --------       --------     --------
Revenues                                  $ 12,003      $  7,638       $ 38,628     $ 33,863
FFO*                                      $ (5,496)     $  3,378       $  4,128     $ 17,624
Adjusted FFO*                             $ (8,340)     $  3,378       $  9,539     $ 17,624
Net Income                                $ (5,931)     $  2,027       $  2,687     $ 15,235
Adjusted Net Income                       $ (8,775)     $  2,027       $  8,098     $ 15,235

Per Share Data (diluted):
  FFO*                                    $  (0.66)     $   0.41       $   0.50     $   2.12
  Adjusted FFO*                           $  (0.99)     $   0.41       $   1.15     $   2.12
  Net Income                              $  (0.71)     $   0.24       $   0.32     $   1.83
  Adjusted Net Income                     $  (1.05)     $   0.24       $   0.97     $   1.83


* See footnotes (1) and (3) on page 4 to the Selected Financial Data for a discussion of FFO and AFFO and a reconciliation from GAAP net income.

INVESTMENT ACTIVITY

In the fourth quarter of 2006, a subsidiary of AMAC originated first mortgage, mezzanine and bridge loans and subordinated notes totaling approximately $211.6 million, bringing its total origination for the twelve months of 2006 to approximately $503.9 million. These investments and loans are secured by multifamily, office, hotel and retail properties.

MANAGEMENT CONFERENCE CALL

Management  will conduct a conference  call today at 10:00 a.m.  Eastern Time to review the  Company's  fourth  quarter and  year-end  financial  results for the period ended December 31, 2006. Investors, brokers, analysts, and shareholders wishing to participate should call (800) 238-9007. A webcast of the presentation will be available live and can be accessed through the Company's website, WWW.AMERICANMORTGAGECO.COM. To listen to the presentation via webcast, please go to the website's "Investor Relations" section at least 15 minutes prior to the start of the presentation. For interested individuals unable to join the conference call, a replay of the call will be available through Saturday, March 24, 2007 at (888) 203-1112 (Passcode 8958428) or on AMAC's website,
www.americanmortgageco.com, through Wednesday, June 20, 2007.

SUPPLEMENTAL FINANCIAL INFORMATION

For  more  detailed  financial  information,   please  access  the  Supplemental
Financial Package, which is available in the Investor Relations section of the AMAC website at www.americanmortgageco.com.

ABOUT THE COMPANY

AMAC is a real estate investment trust that specializes in multifamily and commercial real estate finance. AMAC originates and acquires first mortgage, mezzanine and bridge loans secured by properties throughout the United States. For more information, please visit our website at http://www.americanmortgageco.com or contact the Investor Relations Department directly at (800) 831-4826.

              AMERICAN MORTGAGE ACCEPTANCE COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)


                                                   ===========    ===========
                                                   December 31,   December 31,
                                                      2006           2005
                                                   -----------    -----------

Balance Sheet Highlights
   TOTAL ASSETS                                     $720,984       $400,723
                                                    ========       ========
   CDO notes payable                                $362,000       $     --
                                                    ========       ========
   Debt Facilities:
       Debt Securities repurchase facilities        $ 79,427       $209,101
                                                    ========       ========
       Mortgage loan repurchase facility            $ 84,149       $     --
                                                    ========       ========
       Warehouse facility                           $     --       $  4,070
                                                    ========       ========
       Line of credit - related party               $ 15,000       $     --
                                                    ========       ========
       Mortgages payable on real estate owned       $ 39,944       $ 40,487
                                                    ========       ========
       Preferred shares of subsidiary
           (subject to mandatory repurchase)        $ 25,000       $ 25,000
                                                    ========       ========
   TOTAL LIABILITIES                                $635,976       $286,540
                                                    ========       ========
   TOTAL SHAREHOLDERS' EQUITY                       $ 85,008       $114,183
                                                    ========       ========


                                        ===========================================
                                        Three Months Ended      Twelve Months Ended
                                            December 31,             December 31,
                                        -------------------------------------------
                                          2006        2005        2006        2005
                                        -------------------------------------------

Income Statement Highlights
Total revenues                          $12,003     $ 7,638     $38,628     $33,863
                                        =======     =======     =======     =======
Net income                              $(5,931)    $ 2,027     $ 2,687     $15,235
                                        =======     =======     =======     =======

Adjusted net income (1)                 $(8,775)    $ 2,027     $ 8,098     $15,235
                                        =======     =======     =======     =======

Net income per share
  (basic and diluted)                   $ (0.71)    $  0.24     $  0.32     $  1.83
                                        =======     =======     =======     =======

Adjusted net income per share
  (basic and diluted) (1)               $ (1.05)    $  0.24     $  0.97     $  1.83
                                        =======     =======     =======     =======

Weighted average shares outstanding
  Basic                                   8,377       8,307       8,323       8,316
                                        =======     =======     =======     =======
  Diluted                                 8,392       8,307       8,330       8,317
                                        =======     =======     =======     =======


(1) Adjusted net income excludes the change in fair value of derivative instruments, net of certain associated costs.

              AMERICAN MORTGAGE ACCEPTANCE COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)



Funds from Operations ("FFO")(1), as calculated in accordance with the National Association of Real Estate Investment Trusts ("NAREIT") definition, for the three and twelve months ended December 31, 2006 and 2005, is summarized in the following table:


                                            ======================================================
                                               Three Months Ended            Twelve Months Ended
                                                  December 31,                    December 31,
                                            ------------------------------------------------------
                                               2006           2005           2006           2005
                                            ------------------------------------------------------
Net Income                                  $  (5,931)     $   2,027      $   2,687      $  15,235
Depreciation of real property(2)                  337          1,351          1,671          2,389
Loss (gain) on sale of real property(2)            98             --           (230)            --
                                            ---------      ---------      ---------      ---------

FFO                                         $  (5,496)     $   3,378      $   4,128      $  17,624
                                            =========      =========      =========      =========

Adjusted FFO(3)                             $  (8,340)     $   3,378      $   9,539      $  17,624
                                            =========      =========      =========      =========

Cash flows from operating activities        $    (644)     $   2,998      $   8,290      $  18,049
                                            =========      =========      =========      =========
Cash flows from investing activities        $(129,081)     $   2,745      $(320,856)     $ (64,512)
                                            =========      =========      =========      =========
Cash flows from financing activities        $ 125,035      $ (11,488)     $ 308,905      $  55,003
                                            =========      =========      =========      =========

FFO per share (basic and diluted)           $   (0.66)     $    0.41      $    0.50      $    2.12
                                            =========      =========      =========      =========

Adjusted FFO per share(3)
  (basic and diluted)                       $   (0.99)     $    0.41      $    1.15      $    2.12
                                            =========      =========      =========      =========

Weighted average shares outstanding
  Basic                                         8,377          8,307          8,323          8,316
                                            =========      =========      =========      =========
  Diluted                                       8,392          8,307          8,330          8,317
                                            =========      =========      =========      =========


(1) FFO represents net income or loss (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains (or losses) from sales of property, excluding depreciation and amortization relating to real property and including funds from operations for unconsolidated joint ventures calculated on the same basis. AMAC calculates FFO in accordance with the NAREIT definition. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flows as a measure of liquidity. Our management considers FFO a supplemental measure of operating performance, and, along with cash flows from operating activities, financing activities, and investing activities, it provides investors with an indication of the ability of the Company to incur and service debt, to make capital expenditures, and to fund other cash needs. Since not all companies calculate FFO in a similar fashion, our calculation, presented above, may not be comparable to similarly titled measures reported by other companies.

(2) Includes properties classified as held for sale, which is included in discontinued operations in our consolidated statements of income.

(3) Adjusted FFO excludes the change in fair value of derivative instruments, net of certain associated costs.

                                       ###


Certain statements in this document may constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are detailed in AMAC's most recent Annual Report on Form 10-K and in its other filings with the Securities and Exchange Commission and include, among others, risks of investing in uninsured and non-investment grade mortgage assets and subordinated Commercial Mortgage-Backed Securities ("CMBS"); competition in acquiring desirable investments; interest rate fluctuations; risks associated with hedging transactions, which can limit gains and increase exposure to loss; risks associated with investments in real estate generally and the properties which secure many of our investments; general economic conditions, particularly as they affect the value of our assets and the credit status of our borrowers; dependence on our external Advisor for all services necessary for our operations; conflicts which may arise among us and other entities affiliated with our Advisor which have similar investment policies to ours; risks associated with the repurchase agreements we utilize to finance our investments and the availability of financing generally; and risks associated with our contemplated CDO transactions, which include, but are not limited to, the inability to acquire eligible investments for a CDO issuance and the inability to find suitable replacement investments in collateralized debt obligations with reinvestment periods. Such forward-looking statements speak only as of the date of this document. AMAC expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in AMAC's expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.


                                       ###